UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2022

HumanCo Acquisition Corp.

 (Exact name of registrant as specified in its charter)

Delaware	001-39769	85-3357217
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 90608 Austin, TX	78709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 535-0440

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	HMCOU	The Nasdaq Capital Market
Class A common stock included as part of the units	HMCO	The Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	HMCOW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 15, 2022, certain funds and accounts managed by BlackRock, Inc. (“the Investors”) each entered into a Unit Purchase Agreement (together, the “Unit Purchase Agreements”) with CAVU Venture Partners III, LP (“CAVU”), pursuant to which the Investors, severally and not jointly, purchased an aggregate of 2,500,000 private placement units of HumanCo Acquisition Corp. (the “Company”), each consisting of one share of the Company’s Class A Common Stock and one-half of one redeemable warrant, from CAVU (the “Private Placement Units”).

On February 15, 2022, the Company entered into a Share Purchase Agreement (together, the “Share Purchase Agreements”) with HumanCo Acquisition Holdings, LLC (the “Sponsor”) and each of the Investors. Pursuant to the Share Purchase Agreements, the Sponsor has agreed to forfeit an aggregate of 1,370,247 of the shares of the Company’s Class B Common Stock it owns (the “Founder Shares”), and the Company has agreed to issue an aggregate of 1,370,247 shares of Class A Common Stock (or shares of common stock issuable upon conversion thereof) (the “Investor Shares”) to the Investors at the time of the Company’s initial business combination (the “Initial Business Combination”), for an aggregate purchase price of $4,900. Like the Founder Shares, the Investor Shares will not be transferable or salable until the earlier of (i) one year after the completion of the Initial Business Combination or (ii) subsequent to the Initial Business Combination, (A) if the last reported sale price of the Company’s Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Initial Business Combination or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

On February 15, 2022, the Sponsor and each of the Investors also entered into a Warrant Purchase Agreement (together, the “Warrant Purchase Agreements”) under which the Sponsor sold an aggregate of 2,005,243 of the warrants it purchased in a private placement that closed simultaneously with the Company’s initial public offering (the “Private Placement Warrants”) to the Investors (the “Investor Private Placement Warrants”). The terms of these warrants are described in the Company’s Registration Statement on Form S-1 (File No. 333-250630, the “Registration Statement”), as such description is amended by the Amendment (as defined below).

In order to facilitate the transactions contemplated by the Unit Purchase Agreements, the Share Purchase Agreements and the Warrant Purchase Agreements, on February 15, 2022 the Company, the Sponsor, HMCO Acquisition, LLC, CAVU and members of the Company’s board of directors and/or management team entered into Amendment No. 1 to that certain Letter Agreement, dated as of December 8, 2020 (the “Amendment”). The Amendment (i) removes certain transfer restrictions contained in the Letter Agreement from the Private Placement Warrants and Private Placement Units and (ii) eliminates the waiver of the redemption right by the holder of the Private Placement Units in connection with the Company’s Initial Business Combination. The Private Placement Units are identical to the units sold to the public in the Company’s initial public offering and described in the Registration Statement, except for that the Private Placement Units and the shares and warrants underlying the Private Placement Units have registration rights set forth in the Registration Rights Agreement (as defined below). The Company also waived certain transfer restrictions under the Warrant Agreement, dated as of December 8, 2020, between the Company and Continental Stock Transfer & Trust Company, with respect to the Private Placement Warrants purchased by the Investors (the “Waiver”).

The Company also entered into a Registration Rights Agreement on February 15, 2022 with each of the Investors (the “Registration Rights Agreement”), which provides for customary demand and piggy-back registration rights for the Investors on the Private Placement Units, the Investor Shares and the Investor Private Placement Warrants.

Copies of the form of Share Purchase Agreements, the Amendment, the Waiver and the Registration Rights Agreement are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference. The foregoing is only a brief description of the material terms of the Share Purchase Agreements, the Amendment, the Waiver and the Registration Rights Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the form of Share Purchase Agreement that is filed as Exhibit 10.1, the Amendment that is filed as Exhibit 10.2, the Waiver that is filed as Exhibit 10.3 and the Registration Rights Agreement that is filed as Exhibit 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 15, 2022, the Company issued an unsecured promissory note (the “Note”) in the principal amount of $2,000,000, a portion of which is expected to be funded following the date of the Note, to HumanCo Acquisition Holdings, LLC (the “Sponsor”). The Note does not bear interest and is repayable in full upon consummation of the Company’s initial business combination (a “Business Combination”). If the Company does not complete a Business Combination, the Note shall not be repaid and all amounts owed under it will be forgiven. Upon the consummation of a Business Combination, the Sponsor shall have the option, but not the obligation, to convert the principal balance of the Note, in whole or in part, to warrants of the Company, at a price of $1.00 per warrant (the “Warrants”). The terms of the Warrants will be identical to the terms of the warrants issued by the Company to the Sponsor in a private placement that took place simultaneously with the Company’s initial public offering. The Note is subject to customary events of default, the occurrence of which automatically trigger the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2022, Rohan Oza gave notice to the Company of his resignation as Co-Chairman of the Board of Directors of the Company and Brett Thomas gave notice to the Company of his resignation as President of the Company. Both resignations are effective immediately. Mr. Oza and Mr. Thomas are resigning in connection with the transactions discussed in Item 1.01 of this Current Report on Form 8-K, and not due to any disagreement with the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Share Purchase Agreement, dated February 15, 2022, between HumanCo Acquisition Corp., HumanCo Acquisition Holdings, LLC and each of the Investors
10.2
Amendment No. 1 to Letter Agreement, dated February 15, 2022, by and among HumanCo Acquisition Corp., HumanCo Acquisition Holdings, LLC,  HMCO Acquisition, LLC, CAVU Venture Partners III, LP and the insiders named therein.

10.3	Waiver of Transfer Restrictions, dated February 15, 2022, by HumanCo Acquisition Corp. and Continental Stock Transfer & Trust Company.
10.4	Registration Rights Agreement, dated February 15, 2022, by and among HumanCo Acquisition Corp. and each of the Investors
10.5	Promissory Note, dated February 15, 2022, issued by HumanCo Acquisition Corp. to HumanCo Acquisition Holdings, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2022

HUMANCO ACQUISITION CORP.

	By:	/s/ Amy Zipper
	Name:	Amy Zipper
	Title:	Chief Operating Officer